UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2019

cbdMD, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	001-38299	47-3414576
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Boulevard, Charlotte, NC 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060 not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	YCBD	NYSE American

Item 7.01    Regulation FD Disclosure.

A copy of the investor presentation made available to investors in the offering process for shares of the 8% Series A Cumulative Convertible Preferred Stock by cbdMD, Inc. (the “Company) has been filed by the Company as a free writing prospectus pursuant to Rule 433 to the Company's preliminary prospectus supplement dated September 20, 2019 to its Registration Statement on Form S-3 (Registration No. 333-228773) and is incorporated herein by reference as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference.

Item 9.01    Financial Statements and Exhibits.

		Incorporated by Reference			Filed or Furnished
No.	Exhibit Description	Form	Date Filed	Number	Herewith
99.1	Investor Presentation dated September 20, 2019				Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, INC.

Date: September 20, 2019	By:	/s/Mark S. Elliott
Mark S. Elliott, Chief Financial Officer and Chief Operating Officer

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